                                                                   EXHIBIT 10(y)

                 FOURTH AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT
                 ----------------------------------------------

         THIS FOURTH AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT, dated as of May 6, 2002 (this "Amendment"), is among Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Borrower"), the Foreign Subsidiary Borrowers party hereto (if any), the Lenders party hereto and Bank One, Michigan, a Michigan banking corporation having its principal office in Detroit, Michigan, as LC Issuer and as Agent.

                                     RECITAL

         The Borrower, the Foreign Subsidiary Borrowers and Lenders party thereto, the LC Issuer and the Agent are parties to a Five-Year Credit Agreement dated as of September 15, 2000, as amended by a First Amendment to Five-Year Credit Agreement dated as of November 14, 2000, a Second Amendment to Five-Year Credit Agreement dated as of March 23, 2001 and a Third Amendment to Five-Year Credit Agreement dated as of January 29, 2002 (the "Five-Year Credit Agreement"). The Borrower desires to amend the Five-Year Credit Agreement and the Agent, the LC Issuer and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:


                                   ARTICLE 1.
                                   AMENDMENTS
                                   ----------

         The Five-Year Credit Agreement is amended as follows:

         1.1 The definition of Consolidated EBITDA in Article I is amended, effective as of March 31, 2002, by adding the following to the end thereof:

         , PLUS (e) to the extent deducted in determining such Consolidated Net Income, a one time charge not to exceed $8,600,000 due to the write-down of obsolete inventory in the fiscal quarter ended March 31, 2002.

         1.2 Section 2.6(ii) is amended, effective as of the date hereof, by adding the following to the end thereof: "Notwithstanding anything herein to the contrary, as of May 6, 2002 the Aggregate Commitment shall be further reduced to $100,000,000, such reduction to be pro rata among the Lenders."

                                   ARTICLE 2.
                                 REPRESENTATIONS
                                 ---------------

         The Borrower represents and warrants to the Agent, the LC Issuer and the Lenders that:

         2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized by the Borrower and are not in contravention of any Requirement of Law. This

Amendment is the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with the terms thereof.

         2.2 After giving effect to the amendments and waiver herein contained, the representations and warranties contained in the Five-Year Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, and no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

                                   ARTICLE 3.
                              CONDITIONS PRECEDENT.
                              --------------------

         The amendments in Article 1 of this Amendment shall be effective as of the date specified in each such amendment when (a) this Amendment shall be executed by the Borrower, the Required Lenders, the LC Agent and the Agent and
(b) the Borrower shall have delivered to the Agent an executed copy of an amendment to the Agreement for Inventory Purchases in form and substance satisfactory to the Agent on or before May 15, 2002, which amendment shall make all covenants in the Agreement for Inventory Purchases, including defined terms used therein, no more restrictive than the covenants in the Five-Year Credit Agreement after giving effect to this Amendment.


                                   ARTICLE 4.
                                 MISCELLANEOUS.
                                 --------------

         4.1 The Borrower shall pay to the Agent, for the pro rata benefit of the Lenders signing this Amendment on or before 2:00 p.m., Detroit time, on the date hereof, a non-refundable fee equal to 12.5 basis points on each such Lender's Commitment (after giving effect to the reduction in the aggregate commitment pursuant to this Amendment), such fee to be paid on or within two Business Days of the date hereof.

         4.2 References in the Five-Year Credit Agreement or in any other Loan Document to the Five-Year Credit Agreement shall be deemed to be references to the Five-Year Credit Agreement as amended hereby and as further amended from time to time.

         4.3 Except as expressly amended hereby, the Borrower agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Five-Year Credit Agreement.

         4.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be enforceable as originals.



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



         IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                  PIONEER-STANDARD ELECTRONICS, INC.


                                  By:      /s/ Jean M. Miklosko
                                      -----------------------------------------
                                               Jean M. Miklosko

                                  Title:   Vice President & Treasurer
                                         -------------------------------------



                                  BANK ONE, MICHIGAN,
                                  as Administrative Agent and as a Lender

                                  By:      /s/ Glenn A Currin
                                      -----------------------------------------
                                               Glenn A. Currin

                                  Title:   Director
                                         --------------------------------------


                                  KEYBANK NATIONAL ASSOCIATION,
                                  as Syndication Agent and as a Lender

                                  By:      /s/ Jeff Kalinowski
                                      -----------------------------------------
                                               Jeff Kalinowski

                                  Title:   Vice President
                                         --------------------------------------



                                  ABN AMRO BANK N.V.,
                                  as Documentation Agent and as a Lender

                                  By:      /s/ Lynn R. Schade
                                      -----------------------------------------
                                               Lynn R. Schade

                                  Title:   Group Vice President
                                         --------------------------------------

                                  By:      /s/ Jana Dombrowski
                                      -----------------------------------------
                                               Jana Dombrowski

                                  Title:   Vice President
                                         --------------------------------------




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




                                  FIRSTAR BANK,
                                  as Managing Agent and as Lender

                                  By:      /s/ John D. Barrett
                                      -----------------------------------------
                                               John D. Barrett

                                  Title:   Senior Vice President
                                         --------------------------------------


                                  THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                  as a Co-Agent and as a Lender

                                  By:      /s/ Shinichiro Munechika
                                      -----------------------------------------
                                               Shinichiro Munechika

                                  Title:   Deputy General Manager
                                         --------------------------------------


                                  JP MORGAN CHASE BANK,
                                  as a Co-Agent and as a Lender

                                  By:      /s/ Henry W. Centa
                                      -----------------------------------------

                                  Title:   Vice President
                                         --------------------------------------


                                  COMERICA BANK,
                                  as a Co-Agent and as a Lender

                                  By:      /s/ Jeffrey J. Judge
                                      -----------------------------------------
                                               Jeffrey J. Judge

                                  Title:   Vice President
                                         --------------------------------------


                                  HARRIS TRUST AND SAVINGS BANK,
                                  as a Co-Agent and as a Lender

                                  By:      /s/ Sarah U. Johnston
                                      -----------------------------------------
                                               Sarah U. Johnston

                                  Title:   Vice President
                                         --------------------------------------




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



                                  MELLON BANK, N.A.,
                                  as a Co-Agent and as a Lender

                                  By:      /s/ Mark F. Johnston
                                      -----------------------------------------
                                               Mark F. Johnston

                                  Title:   Vice President
                                         --------------------------------------


                                  NATIONAL CITY BANK,
                                  as a Co-Agent and as a Lender

                                  By:      /s/ Patrick M. Pastore
                                      -----------------------------------------
                                               Patrick M. Pastore

                                  Title:   Senior Vice President
                                         --------------------------------------


                                  FIFTH THIRD BANK, NORTHEASTERN OHIO


                                  By:      /s/ Roy C. Lanctot
                                      -----------------------------------------
                                               Roy C. Lanctot

                                  Title:   Vice President
                                         --------------------------------------


                                  FIRSTMERIT BANK, N.A.


                                  By:      /s/ Edward Yannayon
                                      -----------------------------------------
                                               Edward Yannayon

                                  Title:   Senior Vice President
                                         --------------------------------------


                                  MIZUHO CORPORATE BANK LTD.
                                  (Formerly FUJI BANK LTD.)


                                  By:      /s/ Nobuoki Koike
                                      -----------------------------------------
                                               Nobuoki Koike

                                  Title:   Senior Vice President
                                         --------------------------------------




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



                                  BW CAPITAL MARKETS, INC.


                                  By:      /s/ Richard P. Urfer
                                      -----------------------------------------
                                               Richard P. Urfer

                                  Title:   President
                                         --------------------------------------


                                  By:      /s/ Philip G. Waldrop
                                      -----------------------------------------
                                               Philip G. Waldrop

                                  Title:   Vice President
                                         --------------------------------------





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